Commitments Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Notes to Consolidated Financial Statements [Abstract]
Note 21 - Commitments, Concessions and Contingent Liabilities

Note 21 - Commitments, Concessions and Contingent Liabilities

A. Commitments

  Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and energy in the ordinary course of business, for various periods ending on December 31, 2023. The total amount of the commitments under the said purchase periods of the agreements is approximately $530 million as of December 31, 2017.
  Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As at December 31, 2017, the subsidiaries have capital purchase commitments of approximately $260 million.
  The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of the liability of officers, all in accordance with the provisions of the Israeli Companies Law.

The Company, with the approval of the Audit Committee, the Board of Directors and the General Meeting of the shareholders, granted its officers an exemption and letters of indemnification, and also has an insurance policy covering directors and officers. The insurance and the indemnity do not apply to those cases specified in Section 263 of the Israeli Companies Law. The exemption relates to damage caused and/or will be caused, by those officers as a result of a breach of the duty of care to the Company. The amount of the indemnification payable by the Company under the letter of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers on a cumulative basis, for one or more of the events detailed therein, is limited to $350 million. The insurance is renewed annually.

  In 2012, the Company entered into agreements regarding a project to construct a new cogeneration power station (EPC) in Sodom, Israel (hereinafter – the Station). The Station will have a production capacity of about 330 tons of steam per hour and about 230 megawatt hours, which will supply electricity and steam requirements for the production plants at the Sodom site and for third party customers. The Company intends to operate the Station concurrently with the existing power station, which will be operated on a partial basis in a "hot back‑up" format, for production of electricity and steam. The total electricity production in the short term will be about 245 MWH.

In 2015, the executing contractor (the Spanish Company - Abengoa) experienced financial difficulties. In October 2016, the Spanish court approved a debt arrangement between the executing contractor and its creditors which permits continuation of its activities in the power station project. In September 2017, the Company notified the executing contractor of cancellation of the construction agreement due to a series of violations of the agreement on its part. The Company plans to complete construction of the power station and to bring it to full operation during the first half of 2018.

  Several Group companies in Israel have signed agreements for supply of natural gas to the Group’s manufacturing facilities in Israel with the “Tamar” reservoir (hereinafter – Tamar). The total quantities under the currently existing agreements should provide the Group all its gas needs, including the quantities required to test and operate the power station located in Sodom, which commenced running on gas, on a partial basis, in the fourth quarter of 2017.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

A. Commitments (cont’d)

(5) (Cont’d)

Transition to full use of gas is expected to take place in the second quarter of 2018. In February 2018, the Company entered into two supply agreements with Tamar and “Leviathan” reservoir (hereinafter – the Agreements), to secure its gas supply needs until the end of 2025 or until the entry of the “Karish” and “Tanin” reservoirs into service– whichever occurs first. The gas price in the Agreements is in accordance with the gas price formulas stipulated under the government’s gas outline.

The Company is entitled to terminate the Agreements as of 2020 in order to start the new agreement with Energean Israel Ltd. (hereinafter – “Energean”), as described below. In addition, the Agreements contain an extension option in the event Energean will fail to achieve commercial operation.

The Company anticipates that the scope of the annual gas consumption, after full operation of the power station will be about BCM 0.75.

On December 5, 2017, ICL signed an agreement with Energean for the supply of up to 13 BCM of natural gas over a period of 15 years, amounting to approximately $1.9 billion. Subsequent to the date of this report, the Company has obtained all the approvals stipulated in the agreement, which were required for closing of the transaction. Energean holds licenses for development of the Karish and Tanin gas reservoirs, which are located in Israel’s territorial waters. Supply of the natural gas is expected to commence, at the earliest, in the second half of 2020, depending on completion of the development and commencement of production of natural gas from the reservoirs, and will be used for running ICL’s factories and power stations in Israel.

B. Concessions

  Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period that is expected to end on March 31, 2030, accompanied by a priority right to receive the concession after its expiration, should the Government wish to offer a new concession to a third party.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(1)   (Cont’d)

In 2015, the Minister of Finance appointed a team to determine the “governmental activities to be conducted towards the end of the concession period”. The public’s comments in this matter were submitted to the team. The team was requested to submit its recommendations to the Minister of Finance by May 2016, however up to the date of the report the Company has not been notified of any recommendations submitted by the team. There is no certainty as to what the recommendations of this team will be regarding the procedures that the government might undertake in connection with the existing concession and as to the manner in which future mining rights would be granted.

The Minister of Finance appointed a team headed by the Accountant General to evaluate the manner in which, according to the current concession, the replacement value of DSW’s tangible assets would be calculated assuming that these assets would be returned to the government at the end of the concession period. The determination date of the actual calculation is only in 2030. The abovementioned team was requested to submit its recommendations in this matter to the Minister of Finance by March 2015. In January 2017, the Accountant General sent a letter to the Chief Economist – the Supervisor of the State’s revenues wherein she noted that the position of the Division of the Accountant General in the Ministry of Finance regarding the arrangement covering the assets was finalized (but was not published), however in light of the Accountant General changeover, the draft position report is being transferred to the incoming Accountant General for completion of the work. At this stage, there is no certainty regarding the recommendations of the Accountant General. In addition, there is no certainty as to how the Government would interpret the Concession Law, the manner in which this process and methodology would ultimately be implemented, and how the value of the tangible assets would be calculated.

In consideration of the concession DSW pays royalties to the Government of Israel, calculated at the rate of 5% of the value of the products at the factory gate, less certain expenses. Where the annual quantity of potash sold is in excess of 1.5 million tons, the royalties rate would be 10%, in terms of the Salt Harvesting Agreement (SLA) signed in July 2012. According to the SLA, if legislation is enacted that changes the specific fiscal policy in connection with profits or royalties deriving from the mining of quarries from the Dead Sea, the Company’s consent would not apply in respect of the increase in the royalties’ rate on the surplus quantities referred to above, which would commence from the date on which additional tax is collected as stated in the legislation. In November 2015, the Economic Efficiency Law was published, including implementation of the Sheshinski Committee’s recommendations, which address royalties and taxation of excess profits from Dead Sea minerals. The law entered into effect on January 1, 2016.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(1)   (Cont’d)

DSW granted a sub‑concession to Dead Sea Bromine Ltd. (hereinafter –the Bromine Company) to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with the DSW's concession. The royalties in respect of the products manufactured by the Bromine Company are received by DSW from the Bromine Company, and DSW then pays them over to the State.

There is an arrangement relating to payment of royalties by Dead Sea Magnesium (hereinafter – DSM) for the production of metal magnesium by virtue of a specific arrangement with the State provided in the Government’s decision dated September 5, 1993. Pursuant to this arrangement, royalties are paid by DSM on the basis of carnallite used for production of magnesium. The arrangement with DSM provides that during 2006 the State may demand a reconsideration in connection with the amount of the royalties and the method of their calculation for 2007 and thereafter. The State’s demand for reconsideration, as stated, was initially received at the end of 2010, and the matter is presently in an arbitration proceeding, as described below.

In 2007, a letter was received from the former Accountant General of the Israeli Ministry of Finance, claiming an underpayment of royalties amounting to hundreds of millions of shekels. Pursuant to the concession, disputes between the parties, including royalties, are to be decided by an arbitration panel of three arbitrators, comprising of two arbitrators appointed by each party, who in turn  jointly appoint a third arbitrator.

In 2011, the arbitration proceeding commenced between the State of Israel and DSW, regarding the manner of calculation of the royalties under the concession and the royalties to be paid for magnesium metals and the payments or refunds deriving from these matters, if any. In the statement of claim filed by the State of Israel in the arbitration proceedings, the State of Israel is claiming the amount of $265 million in respect of underpayment of royalties for the years 2000 through 2009, with the addition of interest and linkage differences, and a change in the method of calculating the royalty payments from the sale of metal magnesium.

In 2014, a partial arbitration decision was received regarding the royalties’ issue, whereby, DSW is also required to pay the State royalties on the sale of downstream products manufactured by companies that are controlled by ICL that have production plants located both in and outside of the Dead Sea area, including outside of Israel. The royalties are to be paid according to the value of the downstream products, which will be set according to the formula described in Section 15(a)(2) of the Concession Deed, based on the selling price of the downstream products to unrelated third parties less the deductions set forth in subsections (I), (II) and (III) of that Section. Regarding metal magnesium, it was decided that the State of Israel and DSW are to conclude their discussions on the subject of the amount of the royalties to be paid by DSW on metal magnesium, and if no agreement is reached the matter is to be returned to arbitration.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(1)   (Cont’d)

As part of the second stage of the arbitration, which addresses the financial calculation principles, between September 2016 and January 2017, the arbitrators issued their decisions regarding the various issues relating to the financial calculations.

In November 2016, the arbitrators' issued resolutions on the principles of calculating the interest and linkage differences to be added to the principal amounts paid to the State of Israel for the years 2000 through 2013. According to the resolution, the calculation of the principal amounts of the royalties paid for the period should be on an NIS basis and accordingly, NIS interest and linkage differences apply as stipulated in the Israeli Interest and Linkage Law.

In October 2017, as part of the arbitration proceedings, the State submitted a calculation, in the amount of about $120 million (not including interest and linkage differences) relating to the years 2000 through 2014 reflecting, according to its contention, an additional amount of underpaid royalties. The Company rejects the above calculation and anticipates that the likelihood of its being approved by the arbitrators is lower than the likelihood it will be rejected. As at the date of the report, the Company estimates that it has sufficient provisions in its books relating to this matter. The Company expects to submit a countering opinion on its behalf no later than March 14, 2018.

Based on the abovementioned royalty dispute, the total expenses recognized in the Company's financial statements commencing from 2014 including coverage of part of the State's legal expenses is $176 million ($6 million in 2017) and $60 million in respect of interest and linkage differences.

In 2017, 2016 and 2015, DSW paid current royalties to the Government of Israel in the amounts of $60 million, $53 million and $97 million, respectively. In addition, in 2017, the Company paid an amount of $68 million, in respect of royalties relating to prior periods.

  Rotem Amfert Ltd. (hereinafter – “Rotem”)

Rotem has been mining phosphates in the Negev in Israel for more than sixty years. The mining is conducted in accordance with the phosphate mining concessions, which are granted from time to time by the Minister of National Infrastructures, Energy and Water under the Mines Ordinance, by the Supervisor of Mines in his Office (hereinafter – the Supervisor), as well as the mining authorizations issued by the Israel Lands Authority (hereinafter – the Authority).

The concessions relate to quarries (phosphate rock) whereas the authorizations cover use of land as active mining areas.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(2)   (Cont’d)

Mining Concessions

Rotem has the following mining concessions:

  Rotem Field (including the Hatrurim Field) – valid up to the end of 2021.
  Zafir Field (Oron‑Zin) – valid up to the end of 2021.

Mining Royalties

As part of the terms of the concessions in respect of mining of the phosphate, Rotem is required to pay the State of Israel royalties based on a calculation as stipulated in the Israeli Mines Ordinance. In January 2016, a legislative amendment entered into effect covering implementation of the recommendations of the Sheshinski Committee that changed the formula for the calculation of the royalties, by increasing the rates from 2% to 5% of the value of the quarried material and left the Supervisor the possibility of collecting royalties at a higher rate if he decided to grant a mining right in a competitive process wherein one of the selection indices is the royalty rate.

Planning and Building

The mining and quarrying activities require zoning approval of the site based on a plan in accordance with the Israeli Planning and Building Law, 1965. These plans are updated, as needed, from time to time. As at the date of this report, there are various requests at different stages of deliberations pending before the planning authorities.

In November 2016, the District Board for the Southern District approved a detailed site plan for mining phosphate in the Zin‑Oron area. This plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or up to exhaustion of the raw material – whichever occurs first, with the possibility for extension (under the authority of the District Planning Board).

The Company is working to promote the plan for mining phosphates in Barir field (which is located in the southern part of South Zohar field) in the Negev Desert. In December 2015, the National Planning and Building Council (hereinafter – the National Council) approved the Policy Document regarding Mining and Quarrying of Industrial Minerals (hereinafter – the Policy Document), which included a recommendation to permit phosphate mining in the Barir field.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(2)   (Cont’d)

In the beginning of 2016, a National Outline Plan (hereinafter – NOP 14B), which includes the South Zohar field, was submitted for comments to the various committees, which submitted their comments and recommendations at the end of 2016. In February 2017, the Committee for Principle Planning Matters, decided to continue advancement of the mining in the South Zohar field. Concurrently, and based on a decision of the National Council, instructions were prepared by the competent authorities with respect to the performance of an environmental survey of the Barir field for purposes of its further advancement. In April 2017, the National Council recommended to the government to approve NOP 14B and determined that Barir field will be advanced as part of a detailed National Outline Plan. In December 2017, a discussion was held relating to the preparation of the detailed plan, as stated, which was approved by the government’s Housing Cabinet in January 2018. On January 29, 2018, the Minister of Health filed an appeal of the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact in each site included in NOP 14B.

In February 2016, the municipality of Arad, together with several other plaintiffs, including residents of the town Arad, and the communities and Bedouin villages surrounding the area, filed a petition with the Israeli Supreme Court against approval of the Policy Document that authorized phosphate mining in the South Zohar field due to, among other things, a fear of potential environmental and health hazards they contend could occur. In March 2017, the Supreme Court rejected the petition.

In 2017, 2016 and 2015, Rotem paid royalties to the State of Israel in the amounts of about $4 million, $5 million and $4 million, respectively.

  A subsidiary in Spain (hereinafter – ICL Iberia) was granted mining rights based on legislation of Spain’s Government from 1973 and the regulations accompanying this legislation. Further to the legislation, as stated, the Government of the Catalonia region published special mining regulations whereby ICL Iberia received individual licenses for each of the 126 different sites that are relevant to the current and possible future mining activities. Some of the licenses are valid up to 2037 while the rest are effective up to 2067. The concession for the "Reserva Catalana", an additional site wherein mining has not yet been commenced, expired in 2012. The Company is acting in cooperation with the Spanish Government to obtain a renewal of the concession. According to the Spanish authorities, the concession period is valid until a final decision is made regarding the renewal.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

                                              United Kingdom

A. The mining rights of a subsidiary in the United Kingdom (hereinafter – ICL UK), are based on approximately 114 mining leases and licenses for extracting various minerals, in addition to numerous easements and rights of way from private owners of land under which ICL UK operates, and mining rights in the North Sea granted by the British Crown (Crown Estates). The said mining rights cover a total area of about 374 square kilometers. As at the date of this report, all the lease periods, licenses, easements and rights of way are effective – some of the said periods will continue up to 2020 whereas some will continue up to 2038. In 2017 and 2016, the mining royalties amounted to $2 million and $3 million, respectively.

B. A UK subsidiary from ICL Specialty Fertilizers (hereinafter – Everris UK), has peat mines in the UK (Creca, Nutberry and Douglas Water). Peat is used as a raw material for production of detached beds for soil improvement and use as soil substitutes in growing media.
The Nutberry and Douglas Water mining sites are owned by Everris UK, while the Creca mine is held under a long‑term lease. The mining permits are granted by the local authorities and are renewed after examination of the local authorities. The mining permits were granted up to the end of 2024.

  YPH JV holds two phosphate mining licenses that were issued in July 2015, by the Division of Land and Resources of the Yunnan district in China. With reference to the Haikou Mine (hereinafter – Haikou), the mining license is valid up to January 2043, whereas regarding the Baitacun Mine (hereinafter – Baitacun), the mining license is valid up to November 2018. The mining activities at Haikou are carried out in accordance with the above mentioned license. Regarding Baitacun, as was estimated at the time of the acquisition, the Company does not intend to conduct mining activities in the foreseeable future.

Renewal of Mining License

In order to retain the mining licenses, YPH JV must comply with the provisions of the relevant Chinese laws and regulations regarding mining activities, including, conducting an annual examination of whether the taxes, fees and premiums relating to the mining licenses have been paid in full. In addition, YPH JV has to submit the renewal application to the Resources Department 30 days prior to expiration of the applicable mining license.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

B. Concessions (cont’d)

(5) (Cont’d)

Natural Resources Royalties

With respect to the mining rights, commencing from July 2016, the new Natural Resources Tax Law entered into effect, which includes phosphate rock, according to which YPH JV will pay royalties of 8% on the selling price based on the market price of the rock prior to its processing. In 2017 and 2016, YPH JV paid royalties in this regard of $2 million and $6 million, respectively.

Grant of Mining Rights to Lindu

In February 2016, YPC issued a statement whereby in 2010 YPC entered into agreements with the local authority of Jinning County, Yunnan Province and Jinning Lindu Mining Development and Construction Co. Ltd. (hereinafter - Lindu Company), according to which Lindu Company is permitted to mine up to two million tons of phosphate rock from a certain area measuring 0.414 square kilometers within the area of the Haikou mine (hereinafter – the Daqing Area) and to sell such phosphate rock to any third party in its own discretion.

Prior to the establishment of YPH JV, YPC proposed to the local authority of Jinning County and Lindu Company to swap the rights granted to Lindu Company in the Daqing Area with another area that is not a part of the Haikou mine, where Lindu Company would mine. In March 2016, in a meeting held between YPC, ICL and other relevant parties, YPC stated that it could not exchange its other mines to replace the Daqing Area since Lindu Company’s benefit is connected to the Daqing Area. Under the above mentioned statement, YPC has undertaken that YPH JV’s mining right in the Haikou mine will not be adversely affected by the above-mentioned arrangements. It was decided that YPH should conduct further communications with YPC and Lindu Company, for the purpose of protecting its legal rights and to urge the parties to reach a fair, just, and reasonable solution to this issue, as soon as possible.

C. Contingent liabilities

                                              Ecology
  In June 2015, a request was filed for certification of a claim as a class action, in the District Court in Tel‑Aviv–Jaffa, against eleven defendants, including a subsidiary, Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and for the harm allegedly caused from it to the residents of the Haifa Bay area. The amount of the claim is approximately $3.8 billion. A preliminary hearing was scheduled for September 16, 2018. In the Company’s estimation, based on the factual material provided to it and the relevant court decision, the chances that the plaintiffs’ contentions will be rejected are more likely than not.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities

                                              Ecology
  On June 30, 2017, there was a partial collapse of the dyke in Pond 3, which is used for accumulation of phosphogypsum water that is created as a by‑product of the production processes in Rotem plants. The Company immediately ceased its use of the active phosphogypsum ponds. In July 2017, in light of temporary approval to activate Pond 4 received from the Ministry of Environmental Protection, the Company returned to production at full capacity. The Ministry of Environmental Protection instructed the Company to submit a plan relating to the future operation of the phosphogypsum water ponds and the Company is in the midst of discussions with the Ministry’s representatives regarding the plan, as stated, on the basis of which the permanent permit will be received for operation of Pond 4. In December, 2017, a building permit was received from the Tamar Local Planning and Building Committee (hereinafter – the Local Committee), for construction, raising the dyke and use of Pond 4. On January 7, 2018, a permit was granted for excavation work and repair of the infrastructure in Pond 5. As at the date of this report, the Company is taking action to obtain the required permits for Pond 5, the operation of which is expected to commence in May 2018. Obtaining the required permits could result in material future investments.

The Ministry of Environmental Protection, the Nature and Natural Parks Authority and the Tamar Regional Council have begun investigating the event. The Company is taking action to explore solutions for, inter-alia, restoration of the ponds in the short-term and long‑term and rectification of any environmental impacts caused, to the extent required. The Company’s actions are being carried out in full coordination and close cooperation with the Israeli environmental authorities, including the Ministry of Environmental Protection and the Nature and National Parks Authority. The Company is committed to the matter of environmental protection, and for years has worked closely with the Israeli environmental protection authorities to maintain the Negev’s natural reserves in the area of its facilities.

In light of the preliminary stages of the process of estimating the costs relating to restoration of the stream and taking into account the complexity of the process and the uncertainty regarding the final restoration plans to be determined by the relevant authorities, the Company is unable at this stage to estimate the expected costs of the restoration work, as stated. Nevertheless, the Company recorded a provision, in an immaterial amount, which reflects the expenses that are incurred and expected to be incurred in the short term. The Company is in contact with its insurance carriers with reference to the relevant insurance policies regarding the matters described above.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(1) (Cont’d)

B. (cont’d)

On January 9, 2018, an appeal was filed by Adam Teva V’Din - Israeli Association for Environmental Protection (hereinafter - ATD) to the District Planning and Building Appeals Committee of the Southern District (hereinafter – the Appeals Committee) against the Local Council and Rotem, in connection with the decision of the Local Committee, dated December 3, 2017, to deny ATD’s objection to approval of the leniency and issuance of a building permit for Pond 4. In the framework of the appeal, ATD argued that flaws occurred in the procedures of granting the permit or in the discretion of the Local Committee, which approved the leniency and granted the permit, as stated. In the Company’s estimation, the likelihood that the appeal will be accepted, in whole or in part, in such a manner that will result in discontinuance of the validity of the building permit are lower than the chances it will be rejected. It is noted that the decision of the Appeals Committee could have an impact on the process of obtaining the permits for Pond 5, as stated above. On February 5, 2018, the Company filed a request with the Appeals Committee for dismissal and rejection of the appeal.

  In July and August 2017, three applications for certification of claims as class actions were filed against the Company, as a result of a partial collapse of the dyke in the evaporation pond of Rotem Amfert Israel, which caused contamination of the Ashalim Stream and its surrounding area. The claimants contend that the Company breached various provisions of the environmental laws, including, the provisions of the Law for Prevention of Environmental Hazards, the Water Law as well as provisions of the Torts Ordinance, breach of a statutory duty and negligence. In the framework of the first application, the Court is requested to instruct the Company to rectify the harm caused as a result of its omissions in order to prevent recurrence of the damage caused as well as to grant a monetary remedy for non‑pecuniary damages. The monetary remedy was not defined, however, according to the claimants, the amount of the personal claim is NIS 1,000 ($283) for each resident of the State of Israel, which totals approximately 8.68 million persons. In the framework of the second application, the Court is requested to grant a monetary remedy in an amount of no less than NIS 250 million ($71 million), and concurrently to award personal compensation in the amount of NIS 2,000 ($567) for each resident of the State of Israel, this being in respect of non‑pecuniary damages. Furthermore, the Court was requested to instruct the Company to comply with the relevant laws and the rules provided thereunder. As part of the third application, the Court was requested to instruct the Company, among other things, to prepare plans for removal of the pollution, restoration of the Ashalim Stream and its surrounding area, for control and prevention of recurrence of the damage caused, to pay monetary relief to the class of injured parties, in the amount of NIS 202.5 million ($55.9 million), and to provide compensation by means of restoring the natural values impaired and returning the area to its former condition. In light of the very early stage of the proceeding and the limited number of similar court cases, it is difficult, at this stage, to predict the outcome of these claims.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(2) Increase in level of Pond 5 (hereinafter – the Pond)

The minerals from the Dead Sea are extracted by way of solar evaporation, whereby salt precipitates onto the bed of one of the evaporation ponds at Sodom (Pond 5), in one of the sites of Dead Sea Works (hereinafter – DSW). The precipitated salt creates a layer on the Pond bed of approximately 20 million tons annually. The process of production of the raw material requires that a fixed brine volume is preserved in the Pond. To this end, the solutions level of the Pond is raised each year according to the rate at which the pool floor rises.

The Ein Boqeq and Hamei Zohar hotels, the town of Neve Zohar and other facilities and infrastructures are located on the western beach of the Pond. Raising the water level of the Pond above a certain level is likely to cause structural damage to the foundations and the hotel buildings situated close to the water’s edge, to the settlement of Neve Zohar and to other infrastructures located along the western shoreline of the Pond. This situation requires establishment of defenses for the facilities and infrastructures of the hotels located on the shores of the Pond.

The project for construction of the coastline defenses with respect to the hotels and infrastructures on the coastline of the Pond has been underway for several years. As part of such defenses, from time to time, the dyke along the western beachfront of the Pond, across from the hotels, is raised, together with, in many places, a system for lowering subterranean water. As at the date of the report, there is agreement between DSW and the Government of Israel that the Company will bear 39.5% of the costs of financing the coastline defenses and the Government will finance the balance thereof. The coastline defenses have not yet been fully completed. However, the dykes have been raised to a level that permits raising of the water level up to a height of 15.1 meters.

In July 2012, an agreement was signed with the Government of Israel, regarding "Execution and Funding of the Dead Sea Protection Project and Increase of the Royalties Paid to the State" (hereinafter – the Salt Harvesting Project). The purpose of the Salt Harvesting Project is to provide a permanent solution for raising the water level in the Pond and stabilizing of the water therein at a fixed level by harvesting of the salt from this pond and transferring it to the Northern Basin of the Dead Sea.

The highlights of the agreement are set forth below:

  The planning and execution of the Salt Harvesting Project will be performed by DSW.
  The Salt Harvesting Project as well as the project for the new pumping station that is to be constructed (hereinafter – the P-9 Pumping Station), constitute an Israeli national infrastructure project that will be promoted by the Israeli Committee for National Infrastructures.
  Starting from January 1, 2017, the water level in the pond will not rise above 15.1 meters in DSW’s network (about 390 meters below sea level). DSW will be required to pay compensation in respect of any damages caused, if at all, as a result of a rise of the water level beyond the level determined.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(2) (Cont’d)

In the case of a material deviation from the timetables for the execution of the Salt Harvesting Project as a result of a requirement for changes by the planning institutions, as a result of which the Plan is not approved on time, or due a decision of a judicial tribunal that caused a delay of at least one year in provision of effect to the Salt Harvesting Project by the planning institutions, without the Company having violated its obligations, the Company will be permitted to request raising of the water level above that stated above.

In December 2015, National Infrastructures Plan 35A (hereinafter – the Plan), was approved by the National Infrastructures Committee, which includes the statutory infrastructure for establishment of the Salt Harvesting Project in Pond 5, and construction of the P-9 pumping station in the northern basin of the Dead Sea. In March 2016, the Government also approved the Plan. In the second half of 2017, DSW signed agreements, in the amount of about $115 million, for construction of the P‑9 pumping station, with a number of execution and infrastructure companies. The P-9 pumping station is expected to commence its operations during 2020. The building permits have been received and the construction work has commenced – both in connection with the Salt Harvesting Project and regarding the P‑9 Pumping Station.

  Increase in the rate of the royalties from 5% to 10% of sales, for quantities of chloride potash DSW sells in excess of 1.5 million tons annually. This increase applies to sales starting January 1, 2012. In July 2012, as part of the agreement, the Government committed that at this time it sees no need to make additional changes to its specific fiscal policy regarding mining from the quarries at the Dead Sea, including the commercial utilization thereof and, accordingly, at this time, it will not initiate and will even object to, as applicable, proposed laws regarding this matter. The Company’s consent to the increase of the rate of the royalties is contingent on implementation of the Government of Israel’s decision. The agreement further provides that if legislation is enacted that changes the specific fiscal policy in connection with profits or royalties deriving from mining of quarries from the Dead Sea, the Company’s consent will not apply regarding increase in the rate of royalties on the surplus quantities referred to above, commencing from the date on which additional tax is collected as pursuant to the said legislation.

In November 2015, the Economic Efficiency Law was published, including implementation of the Sheshinski Committee’s recommendations, which address royalties and taxation of excess profits from Dead Sea minerals. The law entered into effect on January 1, 2016.

The Company will bear 80% and the Government will bear 20% of the cost of the Salt Harvesting Project, however the Government's share will not exceed NIS 1.4 billion.

In October 2017, DSW signed an agreement, the cost of which for ICL is $280 million, for execution of the first stage of the Salt Harvesting Project, with a contracting company Holland Shallow Seas Dredging Ltd., to commence construction of a special dredger that is designed to execute the salt harvesting. The dredger is expected to enter into service in the first half of 2019.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

(3) Spain

  The subsidiary in Spain (hereinafter – ICL Iberia) has two potash production centers – Suria and Sallent. As part of the efficiency plan, the Company intends to consolidate the activities of ICL Iberia into one site by means of expanding the Suria production site and discontinuing the mining activities on the Sallent site. The mining activities in Spain require an environmental mining license and an urban license.

Sallent site

  Environmental mining license – in 2013, the Spanish Regional Court issued a judgment invalidating ICL Iberia's environmental mining license, contending that there were flaws in provision of the license by the Government of Catalonia including no environmental impact assessment of the Cogulló salt deposit (hereinafter - the salt pile). In September 2015, the Spanish Supreme Court affirmed this judgment. Following the Company’s request and as part of the Company’s effort to obtain the environmental mining license, on August 28, 2017, the Mining Authorities issued a new environmental mining license, which includes a new environmental impact assessment approved by the Environmental Authorities. The environmental mining license replaces definitively the license previously invalidated and according to which the Company is allowed to continue its activity.
  Urban license – in 2014, the District Court of Barcelona determined that the urban license was not valid. In January 2017, the Regional Court affirmed this judgment. An appeal process is currently being conducted before the Supreme Court. Following the resolution, the municipality of Sallent initiated a protection case relating urban planning legality and the Company was required to legalize its salt pile activity by obtaining the urban license. The Company is working to attain the urban license and believes that it will be obtained in the first half of 2018.

In November 2013, the Regional Court determined that the current urban parameters stated by the Sallent Municipality, relating to the Salt Deposit were not fulfilled. As part of enforcement of the judgement, the local planning board of the Catalonian government (CUCC) determined new provisions, which became effective upon the Regional Court's approval in November 2015, including, limitation over the height of the salt pile and a temporary extension of the salt piling activities, up to the earlier of June 30, 2017 or when the salt pile reaches a height of about 538 meters. As at the date of the report, the height of the salt pile is 514 meters. On June 30, 2017, the Regional Court determined that the permit to pile up the salt in Sallent, which includes certain conditions, will be extended by one year, up to June 30, 2018. In addition, the Court determined that before March 31, 2018, the Company will be entitled to request an extension for an additional year. With respect to the extension for the second year, the Court determined that the competent authorities are permitted to provide conditions for granting the extension.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

                                 (Cont’d)

In light of the said restrictions, continuation of the production activities on the Sallent site is contingent on finding a solution for treating the salt pile and the salt produced as part of the ongoing potash production process. ICL Iberia is working with the Government of Catalonia to find a solution to fulfill its obligation to remove the salt pile, which will be presented as part of the restoration plan (see below).

Suria site

In April 2014, after a favorable survey was received from the Environmental Protection Authority in Catalonia, ICL Iberia received an environmental license that complies with the new environmental protection regulations in Spain (autoritzacio substantive), this being after ICL Iberia received the urban license.

Restoration plan

In 2015, in accordance with the provisions of the Spanish Waste Management regulation, ICL Iberia submitted to the Government of Catalonia a mining site restoration plan for the two production sites Suria and Sallent, which includes a plan for handling the salt piles and dismantling of facilities. The restoration plan for the Suria site is scheduled to run up to 2094, whereas for the Sallent site up to 2070. In 2016, following discussions with the authorities relating the plan for treating the salt pile on the Sallent site, it was found that a number of changes in the plan are required with respect to the water pumping process, which constitutes part of the removal plan. As a result, based on the estimate of the projected costs, the Company recognized a provision in its financial statements for 2016, in the amount of $40 million. It is noted that the said provision is based on a long‑term forecast, covering a period of more than 50 years, along with observed estimates and, accordingly, the final amount that will be required to treat the salt could change, even significantly, from the amount of the present provision. As at the date of this report, in the Company’s estimation the provision in its books reflects the best estimate of the expense required to settle this obligation.

                                      In early 2016, following complaints from competitors in the salt market in Spain, the European Commission announced that it will investigate whether ICL Iberia received illegal aid from the Spanish authorities regarding two issues:
                           Whether the guarantee amounts relating to environmental protection, which are supposed to cover the potential cost of rehabilitation of the land, originally set at $2 million, are lower than the amount required by the EU and the national and regional environmental rules; and
                           Whether ICL Iberia should bear the cost of the environmental protection measures, in the amount of about $9 million, which was financed by the Spanish authorities.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

                                              (Cont’d)

On September 1, 2017, the European Commission determined that ICL Iberia is required to repay the amount of about $8 million (including interest), which was granted in the past by the authorities in Spain in respect of subsidies for the Environmental Restoration Programs. In addition, the European Commission recommended to increase the Company’s guarantees amounts relating to the environmental protection plan. Following recent developments relating the new restoration plan, the Spanish authorities increased the Company’s guarantees to $16 million.

In light of that stated, in the financial statements for 2017, the Company recorded a provision in the amount of $8 million.

  Further to the court decision received in 2016 providing that ICL Iberia bears sole responsibility for contamination of the water in certain wells on the Suria site (due to an over concentration of salt), in January 2018 claims were received from the owners of the land surrounding the wells, whereby ICL Iberia is required to compensate them for their damages, in the aggregate amount of $22 million. In light of the preliminary stage of the proceedings, the complexity of the claim processes and the large number of plaintiffs, it is difficult to estimate of outcome of the proceedings. Nonetheless, in Management's estimation, the amount with respect to which it is more likely than not that will be paid to the owners of the land is $12 million and, therefore, a provision in this amount has been included in the financial statements for 2017 presented under "other expenses" in the consolidated statement of income.
                                              In the beginning of 2017, a settlement agreement was approved to end a class certification request in respect of a claim as a class action by a group of farmers that acquired, in the past and presently, potash produced by Dead Sea Works Israel for fertilization purposes. The period covered by the claim is from January 1, 2007 and up to January 2017. The highlights of the agreement are set forth below:
  The group of plaintiffs was defined as all the direct consumers, indirect consumers, farmers and end‑users who acquired potash or a product in which potash is a component. It is clarified that Haifa Chemicals Ltd. and any party that acquired from it potash or its products in the downward supply chain are not included in the arrangement.
  Compensation for past damages – DSW will pay the group of plaintiffs the amount of $5.5 million as compensation in respect of the period covered by the claim.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

                                              (cont’d)
  Future arrangement – commencing from the date on which the court decision approving the settlement agreement becomes final, and up to the passage of 7 years therefrom, the price of the potash at the factory gate of DSW, without shipping and other expenses, shall not exceed the lower of: (a) $400 per ton of potash, or (b) the average of the three cheapest prices at which DSW sold potash to its customers outside of Israel in the quarter preceding the sale in Israel, after such price is adjusted to the factory gate (“the Controlled Price”). The Controlled Price will apply to a base quantity of 20,000 tons of potash per year, while beyond this quantity DSW will have no restriction with respect to the price. It was further agreed that in connection with granulated potash, DSW will be entitled to charge up to an additional $20 per ton of potash in excess of the Controlled Price. With reference to packaged potash, DSW will be entitled to charge the Controlled Price plus the average price charged to its foreign customers for packaging potash.
                                              In 2015, the Israeli Public Utilities Authority – Electricity (hereinafter – the Electricity Authority) resolved to impose certain electricity system management services charges also on private electricity producers as opposed to only on private consumers, this being applied retroactively from June 2013. In light of this, in December 2015, Dead Sea Works and Rotem received charges, in the amount of about $35 million, for the period from June 2013 through 2015. In August 2016, the Electricity Authority published a revision to its decision that gave rise to a reduction of the charges to the Company for the electricity system management services relating to prior periods in the amount of $16 million.

ICL, DSW and Rotem filed a petition against the decision of the Electricity Authority contending that the decision suffers from significant flaws. In January 2017, the Supreme Court sitting as the High Court of Justice issued a conditional order against the State of Israel with reference to the “retroactive” charges. In July 2017, the Electricity Authority filed a response affidavit following which the High Court of Justice instructed the parties to carry on negotiations aimed at reaching a settlement agreement.

On January 3, 2018, a settlement agreement was signed between the parties whereby the Company will not be charged retroactively in respect of 2013, while in respect of 2014 it will be charged at a partial rate. As a result, the Company further reduced its provisions, in the amount of $6 million, presented under “other income” in the consolidated statement of income.

Note 21 - Commitments, Concessions and Contingent Liabilities (cont’d)

C. Contingent liabilities (cont’d)

                                 In 2015, an appeal was filed in the Israeli Court for Water Matters by Adam Teva V’Din - Israeli Association for Environmental Protection (ATD) wherein the Court was requested to order the Government Water and Sewage Authority to issue a production license to DSW pursuant to the Water Law with respect to the transfer of water from the North Basin of the Dead Sea to the evaporation ponds in the Sea’s South Basin in order to regulate and supervise, within the framework of the production license, transfer of the water, as stated, in connection with certain aspects, including limitation of the quantities transferred. In August 2016, the Government Water and Sewage Authority issued directives to DSW (not in the framework of the production license), after hearing the latter’s position, which included limitations on the quantities of water transferred, as well as mechanisms for reporting of pumping volume. On January 21, 2018, the Company submitted a statement of defense on its behalf in which it disagrees with ATD’s arguments. In the Company’s estimation, the legal proceedings in this matter will end without material influence on its operations.
                                              On September 5, 2017, a decision of the District Court in Beer Sheva was received regarding a dispute between the National Company for Roads in Israel and DSW regarding damage caused to bridges as a result of leakage of chemical materials from DSW’s trucks during a shipment to the Eilat port, whereby the Company is to participate in restoration of the bridges and bear responsibility for the damage, amounting to a payment of $6 million. Consequently, the Company recorded a provision equal to the above amount, which was presented under “other expenses” in the consolidated statement of income. On October 26, 2017, DSW filed an appeal in the Supreme Court of the District Court’s decision, and on November 28, 2017, the National Company for Roads in Israel filed a counter appeal.
                                              During March 2017, a claim was filed by Great Lakes Chemicals, a subsidiary of Chemtura Corporation (hereinafter – Great Lakes), against Dead Sea Bromine Company Ltd. (hereinafter – DSB), in the U.S. District Court for the Southern District of New York, in the United States. As part of the claim, Great Lakes claimed an alleged breach of an agreement covering supply and sale of bromine and downstream bromine products from 2003. In February 2018, the parties signed a settlement agreement concluding the legal dispute between them. The arrangements provided in the settlement agreement, as stated, are in immaterial amounts.
                                              In addition to the contingent liabilities, as stated above, as at the date of the report, the contingent liabilities regarding the matter of environmental protection and legal claims, which are pending against the Group, are in immaterial amounts. It is noted that part of the above claims is covered by insurance. In the Company’s estimation, the provisions recognized in its financial statements are sufficient.